SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO.  )

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                   Appliance Recycling Center of America, Inc.
                   -------------------------------------------
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                  APPLIANCE RECYCLING CENTERS OF AMERICA, INC.

                            7400 Excelsior Boulevard
                          Minneapolis, Minnesota 55426

                           --------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 26, 2001

                           --------------------------


TO OUR SHAREHOLDERS:

         The annual meeting of the shareholders of Appliance Recycling Centers of America, Inc. will be held on Thursday, April 26, 2001 at 3:30 p.m., at the Appliance Recycling Centers of America, Inc. corporate offices located at 7400 Excelsior Boulevard, Minneapolis, Minnesota 55426. At the meeting, shareholders will act on the following matters:

         * PROPOSAL ONE: The election of five directors to serve for a term of one year expiring at the 2002 annual meeting of shareholders.

         * PROPOSAL TWO: The approval and adoption of the amendment to the Company's Restated 1997 Stock Option Plan as described in the accompanying proxy statement.

         * PROPOSAL THREE: The ratification of the appointment of McGladrey & Pullen, LLP as our independent auditors for our fiscal year ending December 29, 2001.

         * To transact such other business as may properly come before the annual meeting or any adjournment or postponement of the meeting.

         Only shareholders of record at the close of business on March 16, 2001 are entitled to notice of and to vote at the annual meeting and any adjournment or postponement of the meeting.

         EACH OF YOU IS INVITED AND URGED TO ATTEND THE ANNUAL MEETING IN PERSON IF POSSIBLE. WHETHER OR NOT YOU ARE ABLE TO ATTEND IN PERSON, YOU ARE REQUESTED TO DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE ENCLOSED FOR YOUR CONVENIENCE.


                                       By Order of the Board of Directors



                                       Denis E. Grande, Secretary

March 23, 2001

                                TABLE OF CONTENTS


SOLICITATION OF PROXIES........................................................1

ABOUT THE MEETING..............................................................1

   WHAT IS THE PURPOSE OF THE ANNUAL MEETING?..................................1
   WHO IS ENTITLED TO VOTE?....................................................1
   WHO CAN ATTEND THE MEETING?.................................................1
   WHAT CONSTITUTES A QUORUM?..................................................1
   HOW DO I VOTE?..............................................................2
   CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?..........................2
   WHAT ARE THE BOARD'S RECOMMENDATIONS?.......................................2
   WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?.............................2
   WHO WILL COUNT THE VOTE?....................................................3
   WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?....................3
   HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?.........................3
   WHEN ARE SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING OF
   SHAREHOLDERS DUE?...........................................................3
   WHO PAYS FOR THE COST OF THIS PROXY SOLICITATION?...........................4

COMMON STOCK OWNERSHIP.........................................................5

   WHO ARE THE LARGEST OWNERS OF THE COMPANY'S COMMON STOCK?...................5
   HOW MUCH COMMON STOCK DO THE COMPANY'S DIRECTORS AND EXECUTIVE
   OFFICERS OWN?...............................................................5
   SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.....................6

PROPOSAL ONE -- ELECTION OF DIRECTORS..........................................7

   GENERAL INFORMATION.........................................................7
   NOMINEES....................................................................7
   ACTIONS AND COMMITTEES OF THE BOARD OF DIRECTORS............................9
   REPORT OF THE 2000 AUDIT COMMITTEE..........................................9
   REPORT OF THE 2000 COMPENSATION AND BENEFITS COMMITTEE.....................10
   NON-VOTING BOARD SEAT......................................................11
   COMPENSATION OF DIRECTORS..................................................12
   INFORMATION CONCERNING OFFICERS AND KEY EMPLOYEES WHO ARE NOT
   DIRECTORS..................................................................12
   EXECUTIVE COMPENSATION.....................................................13
   STOCK OPTIONS GRANTED AND EXERCISED IN LAST FISCAL YEAR....................13
   STOCK OPTION PLANS.........................................................14
   CERTAIN RELATIONSHIPS AND TRANSACTIONS.....................................15
   PERFORMANCE GRAPH..........................................................16

PROPOSAL TWO -- ADOPTION AND APPROVAL OF AMENDMENT TO 1997 STOCK OPTION
PLAN..........................................................................18

PROPOSAL THREE -- RATIFICATION AND APPOINTMENT OF INDEPENDENT AUDITORS........19

   APPOINTMENT OF MCGLADRY & PULLEN...........................................19
   FEES PAID TO AUDITORS BY THE COMPANY DURING LAST FISCAL YEAR...............19

OTHER MATTERS.................................................................20

APPENDIX A AUDIT COMMITTEE CHARTER............................................21

APPENDIX B APPLIANCE RECYCLING CENTERS OF AMERICA, INC. AMENDMENT TO
RESTATED 1997 STOCK OPTION PLAN...............................................23

                  APPLIANCE RECYCLING CENTERS OF AMERICA, INC.

                            7400 Excelsior Boulevard
                          Minneapolis, Minnesota 55426

                                 PROXY STATEMENT

                             SOLICITATION OF PROXIES


         This proxy statement contains information related to the annual meeting of shareholders of Appliance Recycling Centers of America, Inc. (the "Company") to be held on Thursday, April 26, 2001, beginning at 3:30 p.m., at the corporate offices of the Company, located at 7400 Excelsior Boulevard, Minneapolis, Minnesota 55426. The enclosed proxy is solicited by the Board of Directors for use at the 2001 annual meeting of shareholders and any adjournment or postponement of the meeting. The approximate date on which this proxy statement and form of proxy will first be sent or given to shareholders is March 23, 2001.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

         At the Company's annual meeting, shareholders will act upon the matters described in the accompanying notice of annual meeting of shareholders. This includes (1) the election of five directors, (2) the approval and adoption of the amendment to the Company's Restated 1997 Stock Option Plan, which is described in this proxy statement, and (3) the ratification of the Company's independent auditors. In addition, the Company's management will report on the performance of the Company during the 2000 Fiscal Year and respond to questions from shareholders.

WHO IS ENTITLED TO VOTE?

         Only shareholders of record of outstanding common stock of the Company at the close of business on the record date, March 16, 2001, are entitled to receive notice of and to vote at the meeting, or any postponement or adjournment of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon.

WHO CAN ATTEND THE MEETING?

         All shareholders as of the record date, or their duly appointed proxies, may attend the meeting.

WHAT CONSTITUTES A QUORUM?

         The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of the common stock of the Company outstanding on the record date will constitute a quorum. A quorum is required for business to be conducted at the meeting. As of the record date, 2,287,369 shares of common stock of the Company were outstanding. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. However, abstentions are not counted in the tally of votes FOR or AGAINST a proposal. A WITHHELD vote is the same as an abstention.

HOW DO I VOTE?

         Sign and date each proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR all directors in Proposal 1 and FOR Proposals 2 and 3.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised at the meeting. You may change it by:

         1)       Returning a later-dated signed proxy card;

         2) Delivering a written notice of revocation to the Company's Secretary at the Company's principal executive office at 7400 Excelsior Boulevard, Minneapolis, Minnesota 55426; or

         3) Attending the meeting and voting in person at the meeting (although attendance at the meeting without voting at the meeting will not, in and of itself, constitute a revocation of your proxy).

WHAT ARE THE BOARD'S RECOMMENDATIONS?

         The Board's recommendations are set forth after the description of each proposal in this proxy statement. In summary, the Board recommends a vote:

         * FOR the election of each of the nominated directors (see Proposal 1 on page 7)

         * FOR the approval and adoption of the amendment to the Company's Restated 1997 Stock Option Plan as described in the proxy statement (see Proposal 2 on page 18)

         * FOR the ratification of the appointment of McGladrey & Pullen, LLP, as the Company's independent auditors for fiscal year 2001 (see Proposal 3 on page 19)

         Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board.

         With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

         For Proposals 1, 2, and 3, the affirmative vote of the holders of a majority of the shares of common stock represented in person or by proxy and entitled to vote on the proposal will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

         If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the proposals to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those proposals and will not be counted in determining the number of shares necessary for approval of Proposals 1, 2, and 3. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

WHO WILL COUNT THE VOTE?

         An Inspector of Elections will be appointed for the annual meeting and will work with a representative of Wells Fargo Shareowner Services, our independent stock transfer agent, to count the votes.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

         If your shares are registered differently and are in more than one account, you will receive more than one proxy card. To ensure that all your shares are voted, sign and return all proxy cards. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our stock transfer agent, Wells Fargo Shareowner Services at 1-800-468-9716.

HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

         Although we do not know of any business to be considered at the 2001 annual meeting other than the proposals described in this proxy statement, if any other business is presented at the annual meeting, your proxy gives authority to Edward S. Cameron and Denis E. Grande to vote on such matters at their discretion.

WHEN ARE SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING OF SHAREHOLDERS DUE?

         To be considered for inclusion in the Company's proxy statement for the 2002 annual meeting, shareholder proposals must be received at the Company's offices no later than November 23, 2001. Proposals must be in compliance with Rule 14a-8 under the Securities Exchange Act of 1934, and must be submitted in writing and delivered or mailed to the Company's Secretary, at Appliance Recycling Center of America, Inc., 7400 Excelsior Boulevard, Minneapolis, Minnesota 55426.

         Under Rule 14a-4(c)(1), any shareholder who wishes to have a proposal considered at the 2002 annual meeting of shareholders, but not submitted for inclusion in the Company's proxy statement, must set forth such proposal in writing and file it with the Secretary of the Company no later than February 6, 2002, and failure to notify the Company by that date would allow the Company's proxies to use their discretionary voting authority (to vote for or against the proposal) when the proposal is raised at the annual meeting without any discussion of the matter being included in the Company's proxy statement.

WHO PAYS FOR THE COST OF THIS PROXY SOLICITATION?

         The expense of the solicitation of proxies for this annual meeting, including the cost of mailing, has been or will be borne by the Company. Arrangements will be made with brokerage houses and other custodian nominees and fiduciaries to send proxies and proxy materials to their principals and the Company will reimburse them for their expense in so doing. In addition to solicitation by mail, proxies may be solicited by telephone, telegraph or personally by certain of the Company's directors, officers and regular employees, without additional compensation. No proxy solicitors have been hired in connection with the annual meeting.

                             COMMON STOCK OWNERSHIP

WHO ARE THE LARGEST OWNERS OF THE COMPANY'S COMMON STOCK?

         The following persons or groups owned 5% or more of the Company's shares of common stock of outstanding as of March 16, 2001:

                  Edward R. Cameron                         13.7%
                     7400 Excelsior Boulevard
                     Minneapolis, MN 55426

                  Perkins Capital Management, Inc.          27.9%
                     730 East Lake Street
                     Wayzata, MN 55391-1769

HOW MUCH COMMON STOCK DO THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS OWN?

         The following table sets forth as of March 16, 2001 the beneficial ownership (which includes shares which may be acquired in the next 60 days through options or warrants) `of common stock by each of the Company's directors, including director nominees, each of the executive officers named in the Summary Compensation Table on page 13, and all directors and executive officers of the Company as a group, as well as information about beneficial owners of 5% or more of the Company's common stock. Unless otherwise noted, each person or group identified has sole voting and investment power with respect to the shares shown.

                                    POSITION             NUMBER OF SHARES        PERCENT OF
BENEFICIAL OWNER                  WITH COMPANY        BENEFICIALLY OWNED (1)   OUTSTANDING (2)
----------------                  ------------        ----------------------   ---------------
Edward R. Cameron            Chairman of the Board,
                               President and Chief
                               Executive Officer           315,189 (3)             13.7%

George B. Bonniwell          Director                       19,225 (4)                 *

Duane S. Carlson             Director                       20,625 (4)                 *

Marvin Goldstein             Director                      122,500 (4)              5.3%

Harry W. Spell               Director                       20,000 (4)                 *

All officers
  and directors as a
  group (7 persons)                                        500,539 (4)             21.1%

Perkins Capital Mgmt., Inc.                                639,275 (5)             27.9%

Medallion Capital, Inc.                                    800,000 (6)             26.8%

---------------------------
* Represents less than 1%

(1) Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to such shares.

(2) Applicable percentage of ownership is based on 2,287,369 shares of common stock outstanding as of March 16, 2001 plus, for each shareholder, all options for such shareholder.

(3) Includes 12,500 shares which could be purchased within 60 days upon the exercise of existing stock options, and excludes options to purchase 162,500 shares which are not currently exercisable. These options were granted to Mr. Cameron under the Company's stock option plan, 25,000 in July 1999 in consideration of his outstanding guaranty of the Company's current line of credit and 150,000 in May 2000 in consideration of his performance for the Company.

(4) Includes shares which could be purchased within 60 days upon the exercise of existing stock options or warrants, as follows: Mr. Bonniwell, 16,250 shares; Mr. Carlson, 16,250 shares; Mr. Goldstein, 22,500 shares; Mr. Spell, 16,250 shares; and all directors and current officers as a group, 86,750 shares.

(5) According to a Schedule 13G filed January 22, 2001, Perkins Capital Management, Inc. ("Perkins Capital") beneficially owned 639,275 shares of Common Stock as a result of serving as investment advisor to various clients. Perkins Capital has sole dispositive power as to all 639,275 shares and sole voting power as to 623,700 shares.

(6) Includes 700,000 shares which could be purchased within 60 days upon exercise of existing warrant.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The Company's directors, its executive officers and any persons holding more than 10% of outstanding common stock are required to file reports concerning their initial ownership of common stock and any subsequent changes in that ownership. Except as follows, the Company believes that the filing requirements for the last fiscal year were satisfied: Medallion Capital, Inc., holder of 100,000 shares of Common Stock and of currently exercisable warrants to purchase 700,000 shares at a current exercise price of $0.60 per share (collectively, approximately 26.8% of the outstanding stock if all warrants are exercised), has not made filings with the SEC to the Company's knowledge.

         In making the above disclosure, the Company has relied on the written representations of its directors, executive officers and beneficial owners of more than 10% of Common Stock and copies of the reports that they have filed with the Securities and Exchange Commission.

                      PROPOSAL ONE -- ELECTION OF DIRECTORS


GENERAL INFORMATION

         The property, affairs and business of the Company are managed under the direction of the Board of Directors. A board of five directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's five nominees named below. The term of office for each person elected as a director will continue until the next annual meeting of the shareholders and until a successor has been elected and qualified, or until such director is removed or resigns.

         All of the nominees named below are presently directors of the Company and have served continuously since the year indicated. All nominees have indicated a willingness to serve if elected. The Company knows of no arrangements or understandings between a nominee and any other person pursuant to which the nominee has been selected as a director.

         All shares represented by proxies which have been properly executed and returned will be voted for the election of all of the nominees named below, unless other instructions are indicated thereon. In the event any one or more of such nominees should for any reason not be able to serve as a director, the proxies will be voted for such other person or persons as may be designated by the Board.

         THE BOARD RECOMMENDS A VOTE FOR ALL OF THE NOMINEES.

NOMINEES

         The names of the nominees, all of whom are currently serving as directors of the Company, are set forth in the table below. Following the table is certain information for at least the last five years regarding each nominee. There are no family relationship between any of the nominees, directors or executive officers of the Company.

         DIRECTOR
         NAME                   POSITION WITH THE COMPANY           AGE   SINCE
         -------------------    -------------------------           ---   -----
         Edward R. Cameron      Chairman of the Board, Director,    60    1976
                                President and Chief Executive
                                Officer

         George B. Bonniwell    Director                            61    1993

         Duane S. Carlson       Director                            65    1990

         Marvin Goldstein       Director                            57    1998

         Harry W. Spell         Director                            77    1991

         EDWARD R. CAMERON is the founder and has been the President of the Company since its inception in 1976. He has been a director and Chairman of the Board of the Company since 1989 and prior to 1989 was a director of a predecessor of the Company. Prior to founding the Company, Mr. Cameron served as a district product manager and an account manager for Burroughs Corporation (a predecessor of Unisys Corporation) and served in executive positions for several small businesses. Mr. Cameron has a bachelor of science degree in business administration from Montana State University.

         GEORGE B. BONNIWELL has been a director of the Company since 1993. From 1969 to 1993 when he retired, Mr. Bonniwell was employed by Craig-Hallum, Inc., a regional investment banking and brokerage firm, most recently as senior vice president/director of corporate finance. He was president and chief executive officer of Craig-Hallum, Inc. from 1976 to 1985.

         DUANE S. CARLSON has been a director of the Company since 1990. Mr. Carlson is currently a self-employed business consultant, as he was from 1988 to 1991. From 1991 to 1997, Mr. Carlson was executive vice president and chief financial officer of NetStar, Inc., a company engaged in the development, manufacturing and marketing of high-speed computer communications equipment. He was a founder of NetStar, Inc. and was a member of its board of directors. NetStar, Inc. became a wholly-owned subsidiary of Ascend Communications, Inc. on August 15, 1996 and is now operated as the High Performance Networking Division of Lucent Technologies which recently acquired Ascend. He was a founder of Lee Data Corporation and from 1979 to 1988 was employed by Lee Data Corporation (which became Carleton Corporation, and is now part of Oracle, Inc.) in various capacities, most recently as chief financial officer and executive vice president, and was also a member of the board of directors. Mr. Carlson also currently serves as a director of Astrocom Corporation (where he also serves on the Audit Committee) and of several privately held companies.

         MARVIN GOLDSTEIN has been a director of the Company since November 1998. Mr. Goldstein is a private investor. From April 1997 to August 1997, Mr. Goldstein served as Executive Vice President and COO of Regis; from August 1995 to April 1997 as Chairman, CEO and President of Pet Food Warehouse; and from February 1988 to September 1994 was employed by Dayton Hudson, Department Store Division, in several executive positions. Prior to that time, Mr. Goldstein was associated with R.H. Macy (California) and Carter Hawley Hale. Mr. Goldstein also serves as a member of the board of directors for Greenspring Company, KBGear Interactive, Paper Warehouse, Inc., and Wilsons The Leather Experts, Inc.

         HARRY W. SPELL has been a director of the Company since 1991. Mr. Spell has been retired since 1988. From 1949 to 1988, he was employed in various capacities by Northern States Power Company, most recently as senior vice president-finance and chief financial officer. Mr. Spell serves as chairman of the board of directors and a member of the executive committee for Eagle Pacific Industries, Inc. and Chairman of Spell Capital Partners, LLC, a private equity and buyout firm.

ACTIONS AND COMMITTEES OF THE BOARD OF DIRECTORS

         In 2000, the Board of Directors met six times. The Board of Directors has two standing committees, the Audit Committee and the Compensation and Benefits Committee. In 2000, the Audit Committee met three times and the Compensation and Benefits Committee met once. The Board currently has no nominating or other standing committees and has no current plans to establish additional committees. All of the directors attended at least 75% of the total number of meetings of the Board of Directors and of the committees on which the Director served.

REPORT OF THE 2000 AUDIT COMMITTEE

         The Audit Committee is responsible for relations with the Company's independent auditors, for review of internal auditing functions (whether formal or informal) and internal controls and for review of financial reporting policies to assure full disclosure of financial conditions. The Audit Committee has adopted, and the Board of Directors has approved, a written Charter for the Audit Committee which is attached to this proxy statement as Appendix A. The Company's non-employee directors serve on the Audit Committee. For 2000, George
B. Bonniwell, Duane S. Carlson (Chairman), Marvin Goldstein, and Harry W. Spell served as such committee, and are also expected to serve for 2001. The members of the Audit Committee are all "independent" directors, as that term is defined in Rule 4200(a)(15) of the NASD listing standards.

         The Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the reasonableness of significant judgments and accounting principles.

         The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the Company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matter in the written disclosures required by the Independence Standards Board.

         The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The committee held three meetings during fiscal 2000, two with the independent auditors and one without the auditors present.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 30, 2000 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

March 2, 2001

                                       The 2000 Audit Committee



                                       George B. Bonniwell
                                       Duane S. Carlson
                                       Marvin Goldstein
                                       Harry W. Spell

         The information set forth above in the Audit Committee Report is not to be considered "filed" with the SEC for any purpose or "incorporated by reference" into any Securities Act or Exchange Act document of the Company for any purpose.

REPORT OF THE 2000 COMPENSATION AND BENEFITS COMMITTEE

         The Compensation and Benefits Committee of the Board of Directors (the "Compensation Committee") is composed entirely of non-employee directors. For 2000, George B. Bonniwell, Duane S. Carlson, Marvin Goldstein, and Harry W. Spell (Chairman) served on such committee, and are also expected to serve for 2001. The Compensation Committee is responsible for review and approval of officer salaries and other compensation and benefit programs and determination of officer bonuses. The Compensation Committee also administers the Company's 1989 Stock Option Plan and either the Compensation Committee or the entire Board may administer and make grants under the Company's 1997 Stock Option Plan.

         Annual compensation for the Company's executive officers, other than the President, is recommended by the President and approved by the Compensation Committee. The individual salary recommendations may vary based on the President's perception of the value of that position to the Company, the executive's individual performance and the President's views as to comparative compensation for like positions at other companies. The annual compensation for the President is recommended by the Compensation Committee and approved by the Board of Directors.

         The Company believes that compensation of the Company's key executives should be sufficient to attract and retain highly-qualified personnel, and should also provide meaningful incentives for superior performance. The Company seeks to reward achievement of long-term and short-term performance goals including the development of new customers, increasing sales volume, meeting or exceeding financial targets and other factors.

         Compensation of the Company's executives generally consists of a base salary, a cash bonus and long-term incentive compensation in the form of stock options. The Company does not utilize a formulaic approach to executive base compensation. In principle, the Company's executive compensation approach is to place each officer's salary compensation, excluding bonus, in the mid range of executive compensation levels for companies of a similar size. The Company currently provides no retirement benefits to its executive officers except for the 401(k) Plan.

         The amount of any bonus awarded under the Company's bonus plan for all officers is based on the successful and timely achievement of Company goals, including financial performance and positioning for future results.

         Salaries for certain officers of the Company were increased by 5% for 2000. Bonuses of between 10% and 30% of annual base salary were granted to officers for 2000, payable in March 2001. General managers receive a bonus based on a formula which considers both profit at their center and individual merit. Bonuses paid to general managers for 2000 ranged between approximately 4%-34% of annual base salary.

         Stock options are awarded to provide incentives to the officers to promote improved long-term performance of the Company. Option grants for all officers other than the President are recommended by the President. No such options were granted in 2000 to officers. The President, Edward R. Cameron, was granted options to purchase 150,000 shares as part of his compensation package.

         The compensation for Edward R. Cameron, the Company's President and Chief Executive Officer, is determined by using a process and philosophy similar to that used for all other officers. The Compensation Committee considers its members' views as to comparative compensation for like positions at other companies together with its own assessment of Mr. Cameron's performance and contributions to the Company, recommending a salary, bonus and stock options for the Board of Directors' approval. There is no specific formulaic tie between the Company's goals and performance and the Compensation Committee's recommendation; instead, the Compensation Committee's judgment and discretion is used in its recommendations to the Board of Directors.

         The Compensation Committee has reviewed the provisions of Internal Revenue Code Section 162(m) relating to the deductibility of annual executive compensation in excess of $1,000,000. The Compensation Committee currently does not have a policy with respect to Section 162(m) because it is unlikely that such limit will apply to compensation paid by the Company to any of the Company's executive officers in the near future.

March 2, 2001

                                    The 2000 Compensation and Benefits Committee



                                    George B. Bonniwell
                                    Duane S. Carlson
                                    Marvin Goldstein
                                    Harry W. Spell


NON-VOTING BOARD SEAT

         In connection with a loan in 1998, Medallion Capital, Inc. was granted non-voting attendance rights at all Board meetings and warrants to purchase 700,000 shares. Medallion's current Board attendee is Dean Pickerell.

COMPENSATION OF DIRECTORS

         The Company will have five directors in 2001, one of whom (Mr. Cameron) is an executive officer of the Company and does not receive any additional compensation for serving as a director of the Company. Non-employee directors of the Company receive an annual fee of $5,000 for their service as directors, as well as stock options under the Restated 1997 Stock Option Plan. The Chairman of the Audit Committee receives an additional $1,000 per year of service.

INFORMATION CONCERNING OFFICERS AND KEY EMPLOYEES WHO ARE NOT DIRECTORS

         BRUCE J. WALL, 47, is the Vice President of Resource Efficiency Programs, a position he has held since October 2000. Previously, Mr. Wall was employed by the Company as a National Account Manager from 1993 to 1997. From 1997 until rejoining the Company, Mr. Wall worked for the Northeast Energy Efficiency Partnerships, Inc. At Northeast Energy Efficiency Partnerships, Inc, Mr. Wall facilitated and managed groups to develop, implement and evaluate regional market transformation strategies. Currently as Vice President of Resource Efficiency Programs, Mr. Wall is responsible for expanding the scope of services offered to utility companies and developing programs to provide resource efficiency benefits.

         LINDA KOENIG, 39, has been the Controller of the Company since September 1999. During 1999 the Company eliminated the position of Chief Financial Officer. The functions previously undertaken by that position are now handled by the controller. Prior to her promotion to Controller, Ms. Koenig was General Accounting Manager for the Company, a position she held for approximately three and one half years, from February 1996 to September 1999. From August 1994 to February 1996, Ms. Koenig was employed by WTC Industries as Accounting Manager. As Controller, Ms. Koenig is responsible for all accounting for the Company, including general ledger, accounts payable, accounts receivable, inventory and systems.

         JIM KIRWAN is the General Manager of the Company's California retail and recycling operations, a position he has held since October 1996. From October 1993 to September 1996, Mr. Kirwan served as the transportation manager for the California facility.

         THOMAS B. OWEN is the General Manager of the Ohio retail and recycling operations, a position he has held since December 1997. Prior to that time Mr. Owen worked for Jacobson Warehouse Company, from September 1995 to June 1997. At Jacobson he was Regional Operations Manager for a third party warehousing company.

         MORGAN WOLF is the General Manager of the Minnesota retail and recycling operations. Mr. Wolf served in this position during 1997 and again since January 1, 1999. He served as Vice President of Operations during 1998. Mr. Wolf joined the Company in 1995 as National Quality Control Manager.

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following table sets forth the cash and non-cash compensation earned by the Chief Executive Officer for each of the last three fiscal years. No other officer of the Company received salary and bonus for any such year in excess of $100,000.

                                           ANNUAL COMPENSATION                     LONG-TERM COMPENSATION(1)
                                     ------------------------------------------    -------------------------
                                                                        OTHER      SECURITIES         ALL
                                                                        ANNUAL     UNDERLYING        OTHER
NAME AND PRINCIPAL POSITION          YEAR   SALARY ($)   BONUS($)     COMP. ($)    OPTIONS(#)      COMP. ($)
---------------------------          ----   ----------   --------     ---------    ----------      ---------
Edward R. Cameron                    2000    $150,000    $45,000(2)   $24,299(3)    150,000           $0
Chairman of the Board, President     1999     150,000     10,000        1,200(3)     25,000            0
and Chief Executive Officer          1998     155,817        (2)        1,050(3)        (2)            0

--------------------

(1) The Company has no Long-Term Incentive Plan as defined by Item 402(a)(7)(iii) of SEC Regulation S-K.

(2) The bonus for 2000 was paid in 2001. No bonuses or stock options were granted in 1998 to Mr. Cameron.

(3) Includes $23,084 for payment of unused vacation in 2000 and premiums on car insurance for each year.


STOCK OPTIONS GRANTED AND EXERCISED IN LAST FISCAL YEAR

         The following table provides certain information with respect to stock options granted and exercised under the Company's stock option Plans in fiscal 2000 by the named executive officer and the value of such officer's unexercised options at January 1, 2001.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                            % OF TOTAL STOCK
                     NUMBER OF SECURITIES   OPTIONS GRANTED TO
                      UNDERLYING OPTIONS       EMPLOYEES IN      EXERCISE PRICE    EXPIRATION
       NAME               GRANTED(#)           FISCAL YEAR         ($/SHARE)          DATE
       ----               ----------           -----------         ---------          ----
Edward R. Cameron         150,000(1)               100%             $2.20(2)         05/1/05

--------------------

(1) Exercisable 25% per year over four years

(2) 110% of fair market value on date of grant.


    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                         NUMBER OF
                                                   SECURITIES UNDERLYING          VALUE OF UNEXERCISED
                                                    UNEXERCISED OPTIONS           IN-THE-MONEY OPTIONS
                      SHARES                            AT FY-END(#)                   AT FY-END($)
                    ACQUIRED ON      VALUE      ---------------------------   ---------------------------
        NAME        EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
        ----        -----------   -----------   -----------   -------------   -----------   -------------
Edward R. Cameron       --            --           12,500        162,500        $7,460          $7,460

STOCK OPTION PLANS

         The Company currently has two stock option plans: The Restated 1997 Stock Option Plan (the "1997 Plan") and the Restated 1989 Stock Option Plan (the "1989 Plan"). No further shares may be granted under the 1989 Plan; however, options currently outstanding may remain exercisable until their individual termination or expiration date.

         Under the 1989 Plan, there are currently outstanding and exercisable options to purchase an aggregate of 46,612 shares held by 12 employees of the Company and an aggregate of 11,250 shares held by three non-employee directors of the Company. The exercise prices for options under 1989 Plan range from $.625 per share to $17.50 per share.

         The 1997 Plan may be administered by the Compensation and Benefits Committee of the Board of Directors or the full Board of Directors acting as the Committee (the "Committee"). In May 2000, the Board of Directors adopted an amendment (the "Amendment") to the 1997 Plan, which is being presented to the shareholders at the annual meeting for approval. See Proposal Two.

         Under the 1997 Plan, as amended in May 2000, the Company has reserved an aggregate of 400,000 shares of its common stock for option grants under the plan. As of March 1, 2001, options to purchase an aggregate of 247,500 shares had been granted to employees and were outstanding under the 1997 Plan, and options to purchase an aggregate of 60,000 shares had been granted to the Company's four non-employee directors. No options under the 1997 Plan have been exercised.

         Under the 1997 Plan, as amended in May 2000, each non-employee director receives, upon initial election to the Board, an automatic, nondiscretionary award of options to purchase 7,500 shares of common stock. In addition, on the date of each annual meeting of shareholders (beginning with the annual meeting in 2001) each non-employee director receives an annual automatic, nondiscretionary grant of options to purchase 7,500 shares of common stock.

         The Amendment adopted by the Board in May 2000 and being presented to the shareholders for approval at the annual meeting added 200,000 shares to the 1997 Plan, bringing the total number of shares subject to the 1997 Plan to 400,000. Also, the 1997 Plan was amended to increase the number of options to be received by the current and future non-employee directors of the Company. A copy of the Amendment is attached to this proxy statement as Appendix B.

         Each option to a non-employee director becomes exercisable six months after the date of grant, provides for the forfeiture of any nonexercisable portion if an optionee ceases to be a director for certain reasons, provides that the exercisable portion may be exercised for a period of 10 years from the date of grant, and expires on the tenth anniversary of the date of grant. The exercise price of an option is the fair market value of the common stock on the date the option is granted.

         Employees of the Company, including employee directors, are eligible to receive awards of options to purchase common stock pursuant to the 1997 Plan. The Committee has the discretion to select eligible employees to whom awards will be granted and establish the type, price, amount, size and terms of awards, subject in all cases to the provisions of the 1997 Plan and the applicable provisions of the Internal Revenue Code.

         The exercise price of an incentive stock option cannot be less than 100% of the fair market value of the Common Stock on the date the option is granted, except that if the optionee owns 10% or more of the voting rights of all of the Company's stock ("10% Holder"), the exercise price of an incentive stock option cannot be less than 110% of the fair market value of the common stock on the date the option is granted.

         Options granted to employees cannot be exercised prior to a set period after their date of grant, which cannot be less than one year during which time the optionee must remain employed by the Company. Each option specifies the expiration date, which may not exceed 10 years from the date the option is granted, provided, however, that if the optionee is a 10% Holder, the exercise period with respect to incentive stock options may not exceed five years.

         Unless otherwise specifically provided in an optionee's agreement, options cannot be exercised prior to the first anniversary of the date of grant and provide for the forfeiture of any nonexercisable portion if an optionee ceases to be an employee of the Company for any reason and that the exercisable portion may be exercised for a period of three months after termination (or one year in the case of death, disability or normal retirement).

CERTAIN RELATIONSHIPS AND TRANSACTIONS

         PRIVATE PLACEMENT OF STOCK. In February 1999, the Company completed a private placement of 1,030,000 shares of Common Stock at $.50 per share. As part of this offering, Marvin Goldstein, a member of the Board of Directors of the Company, purchased 100,000 shares; a client of Perkins Capital Management, Inc. (which currently controls approximately 27.9% of the common stock of the Company) purchased 400,000 shares; and Medallion Capital, Inc. ("Medallion Capital"), one of the Company's current lenders (which holds non-voting attendance rights at board meetings) purchased 100,000 shares. In addition, the February 1999 issuance of shares triggered an adjustment in the exercise price under the warrant held by Medallion Capital to $0.60 per share.

         WARRANTS. In addition to stock options granted to non-employee directors under the Company's 1997 Plan, Marvin Goldstein, a member of the Board of Directors, received warrants in March 1999 to purchase 5,000 shares of common stock, subject to customary antidilution adjustments. Mr. Goldstein was awarded such warrants in consideration for certain general business consulting services provided to the Company since his initial election to the Board in November 1998 and which he has agreed to continue to provide during his tenure on the Board. The warrants are exercisable, beginning September 6, 1999, for a period of ten years, at an exercise price of $0.625 per share. If Mr. Goldstein ceases to be a director of the Company, the warrants terminate if they have not become exercisable, and otherwise remain exercisable for the full ten year term.

                  In connection with a private placement in July 1998 by the Company of 12% subordinated promissory notes and warrants, certain employees of the Company invested. All notes were repaid in September 1998. The warrants are currently exercisable to purchase 68,750 shares at $2.25 per share and expire July 20, 2001.

                  In connection with a loan in September 1998, Medallion Capital received a warrant to purchase 700,000 shares of Common Stock and a non-voting attendance right at the board meeting. The current exercise price of the warrant is $0.60 per share.

PERFORMANCE GRAPH

         The following graph compares cumulative total shareholder returns on the Company's Common Stock over the last five fiscal years with the Nasdaq Stock Market (U.S. Companies) Index and the revised Dow Jones Pollution Control Index, assuming an initial investment of $100 at the beginning of the period and the reinvestment of all dividends. The following graph has been revised for all periods to give effect to the Company's one-for-four reverse stock split, effective February 21, 1997.


              [GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

                                              -----------------------------------------------------------------
                                                                         YEAR ENDING
                                              -----------------------------------------------------------------
                                                 12/95      12/96      12/97      12/98      12/99      12/00
---------------------------------------------------------------------------------------------------------------
Appliance Recycling Centers of America, Inc.    $100.00     $13.51     $12.16      $4.05      $6.08      $6.76
---------------------------------------------------------------------------------------------------------------
NASDAQ Stock Market (U.S. Companies)            $100.00    $122.97    $150.86    $212.08    $386.28    $237.70
---------------------------------------------------------------------------------------------------------------
DOW Jones Industrial Average                    $100.00    $110.72    $122.17    $127.18     $70.63     $99.24
---------------------------------------------------------------------------------------------------------------

         Effective September 8, 1998, the Company was delisted from the Nasdaq SmallCap Market for failure to meet continued listing requirements, specifically the net worth requirement. The Company's Common Stock is currently traded on the OTC Bulletin Board under the symbol ARCI.

         The Common Stock was traded on the Nasdaq SmallCap Market from February 26, 1997 to September 7, 1998, and the Nasdaq National Market System from January 8, 1993 to February 25, 1997, and the Nasdaq SmallCap Market from November 7, 1991 until January 7, 1993. Prior to November 7, 1991, the Common Stock traded on the local over-the-counter market in the Minneapolis - St. Paul, Minnesota area.

         The closing price on March 13, 2001 was $1.625 per share.

        PROPOSAL TWO -- ADOPTION AND APPROVAL OF AMENDMENT TO 1997 STOCK
                                   OPTION PLAN

         In May 2000, the Board of Directors adopted an amendment (the "Amendment") to the Company's Restated 1997 Stock Option Plan ("1997 Plan"), which is being presented to the shareholders at the annual meeting for approval and adoption. After approval, the 1997 Plan will be restated to include the Amendment.

         A COPY OF THE AMENDMENT TO THE PLAN IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX B.

         The Amendment increased the number of shares of Common Stock reserved for issuance under the 1997 Plan from 200,000 to 400,000. The Amendment also increased the number of options granted to both current and future non-employee directors.

         Prior to the Amendment, each non-employee director was to receive an initial automatic grant of options to purchase 5,000 shares of common stock and an automatic annual grant of 5,000 options upon election to each subsequent one-year term. The Amendment increased the automatic grant to 7,500 upon initial election and 7,500 upon election to each subsequent term. The Amendment also granted to each current non-employee director an additional option to purchase 2,500 shares effective May 1, 2000. The exercise price of the 2,500 options granted in May 2000 was $2.00 per share.

         After giving effect to the Amendment, each current non-employee director has options to purchase 7,500 shares of Common Stock under the 1997 Plan, all of which are vested. The exercise prices for such options were fair market value on the date of grant and range from $2.00 per share to $2.437 per share. Each such director will also receive an annual grant of 7,500 options upon their reelection in April 2001. All of the non-employee directors, other than Mr. Goldstein, also hold options under the 1989 Stock Option Plan.

         The Board of Directors determined in May 2000, after discussion, that its grant of options to non-employee directors should be increased as part of a plan to attract and retain qualified non-employee Board members. In addition, the Compensation and Benefits Committee of the Board determined in May 2000 that Edward Cameron, President of the Company, should be granted additional options to purchase 150,000 shares of Common Stock as part of his compensation package. Consequently, the number of shares reserved under the 1997 Plan was required to be increased.

         THE BOARD RECOMMENDS A VOTE FOR THE ADOPTION AND APPROVAL OF THE AMENDMENT.

          PROPOSAL THREE -- RATIFICATION AND APPOINTMENT OF INDEPENDENT
                                    AUDITORS

APPOINTMENT OF MCGLADRY & PULLEN

         Subject to shareholder approval, the Board of Directors has selected McGladrey & Pullen, LLP, a firm of independent public accountants, to audit the accounts of the Company for the fiscal year ending December 29, 2001. If the shareholders do not ratify the appointment of McGladrey & Pullen, LLP, the appointment will be reconsidered by the Board of Directors.

         A representative of McGladrey & Pullen will be present at the annual meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions by shareholders.

         THE BOARD RECOMMENDS A VOTE FOR SUCH APPOINTMENT.

FEES PAID TO AUDITORS BY THE COMPANY DURING LAST FISCAL YEAR

         AUDIT FEES. Aggregate fees by McGladrey & Pullen, LLP for professional services rendered for the audit of the Company's annual consolidated financial statements for the most recent fiscal year, review of the Company's quarterly reports on Form 10-Q for the most recent fiscal year, assistance with annual report and Form 10-K filings, attendance at audit committee meetings and consultation on audit and accounting matters were approximately $56,000.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees by McGladrey & Pullen, LLP or associated entities for services provided with respect to the design and implementation of financial information systems during the most recent fiscal year.

         OTHER FEES. Aggregate fees by McGladrey & Pullen, LLP and associated entities for all other professional services (principally tax return preparation, Section 382 limitation and 401(k) plan) rendered to the Company during the most recent fiscal year were approximately $36,000.

         The Audit Committee of the Board of Directors did consider the services provided by McGladrey & Pullen, LLP and associated entities, other than with respect to the audit fees, in considering the independence of the auditors.

                                  OTHER MATTERS

         At the date of this proxy statement the Company's management knows of no other matters which may come before the annual meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy form to vote such proxies received by the Company in accordance with their judgment on such matters.

         A COPY OF THE COMPANY'S 2000 ANNUAL REPORT TO SHAREHOLDERS, IS BEING MAILED TO YOU WITH THIS PROXY STATEMENT. THE ANNUAL REPORT INCLUDES, AMONG OTHER THINGS, THE BALANCE SHEETS OF THE COMPANY AS OF DECEMBER 30, 2000 AND JANUARY 1, 2000 AND THE RELATED CONSOLIDATED STATEMENTS OF OPERATIONS, SHAREHOLDERS' EQUITY AND CASH FLOWS FOR THE TWO YEARS ENDED DECEMBER 30, 2000. IF YOU DESIRE AN ADDITIONAL COPY OF THE ANNUAL REPORT OR A COPY OF OUR FORM 10-K FILED WITH THE SEC, YOU MAY OBTAIN ONE (EXCLUDING EXHIBITS) WITHOUT CHARGE BY ADDRESSING A REQUEST TO INVESTOR RELATIONS, APPLIANCE RECYCLING CENTERS OF AMERICA, INC., 7400 EXCELSIOR BOULEVARD, MINNEAPOLIS, MINNESOTA 55426. YOU MAY ALSO ACCESS A COPY OF OUR FORM 10-K ON THE SEC'S WEBSITE AT WWW.SEC.GOV.

                                       By Order of the Board of Directors



                                       Denis E. Grande, Secretary


March 23, 2001

                                   APPENDIX A

                                 AUDIT COMMITTEE
                                     CHARTER


The Audit Committee ("Committee") of Appliance Recycling Centers of America, Inc. is a standing committee of the Board of Directors and is appointed by and responsible to the Board. The primary objective of the Committee is to provide oversight and additional assurance concerning the safeguarding of the Company's assets and the integrity of financial information produced by the Company both for Board and management decision making as well as for any outside dissemination and publication.

The Audit Committee shall consist of a least three members of the Board of Directors, all of whom shall be independent non-management directors and where possible and otherwise appropriate in the judgment of the Board, knowledgeable in basic financial matters. For this purpose an independent director shall be free from any relationship which could influence such director's judgment as a committee member. In any case, where there is any significant doubt as to such independence (as determined by such director or other members of the committee), such director should excuse himself/herself from any decisions which might be influenced by a lack of independence. The Chairperson of the Committee (as well as the members) shall be appointed by the Board of Directors.

The Audit Committee shall meet at least two times annually on a schedule the Committee shall establish. A special meeting may be called on not less than twenty-four hours notice (which may be waived by a majority of the Committee), at any time, by any member of the Committee. Telephone meetings are permitted.

The Audit Committee shall as it considers necessary maintain unrestricted communication with the Company's independent auditors, the Company's internal auditors, if any, and the Company's legal counsel to assure that each understands and accepts its responsibilities for direct communication with the Audit Committee as appropriate. The Audit Committee shall have the authority to direct the internal auditor, if any, or the independent auditors, to carry out such special audit projects as, in the Committee's judgment, are warranted.

In the discharge of its general responsibilities, the Audit Committee shall:

1. Recommend to the Board for approval the selection of the independent auditors.
2. Review the arrangements (including fee estimates) for and scope of independent audits.
3. Review the annual report and accompanying opinion of the independent auditors/accountants and report thereon to the Board of Directors; similarly, review annual, quarterly and other filings made to financial regulatory bodies such as the SEC.
4. Review the process for preparation and issuance of interim financial reports and any outside auditor review of such reports.
5. Review matters of concern to the Audit Committee, the independent auditors, or management relating to the Company's financial statements or other results of the independent audit. Such matters may include but not be limited to proposed/actual audit adjustments, risk exposures and minimization thereof, valuation of assets and liabilities (real and potential) and identification and assessment of commitments and contingencies.
6. Review the activities and recommendation of the Company's internal auditors, if any.
7. Review non-audit services (including fee estimates) performed or proposed to be performed for the Company by the independent auditors.
8. Review and consider comments from the independent auditors with respect to weaknesses in internal accounting controls and the consideration given or corrective action taken or proposed to be taken by management.
9. Review with Company management and the Company's independent auditors material changes in accounting principles and their applicability to the Company; review and approve the application of accounting policies and procedures and any proposed changes thereof relative to the Company's financial statements.
10. Take responsibility for review and oversight of such other matters as may be referred to the Committee by the Board of Directors, such as senior corporate executive perquisites and travel and entertainment expenses.
11. Report periodically to the Board of Directors, not less than annually, concerning the foregoing, which report shall contain recommendations as appropriate, including recommendations for changes in the Charter of the Committee.

Date Adopted by the Board of Directors: December 4, 2000
                                        ----------------

                                   APPENDIX B

                  APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
                                  AMENDMENT TO
                         RESTATED 1997 STOCK OPTION PLAN
                                  ("1997 PLAN")

         I. Section 2 of the 1997 Plan was amended, effective May 1, 2000 subject to shareholder approval, to add 200,000 shares to the 1997 Plan, bringing the total number of shares of Common Stock subject to the 1997 Plan to 400,000. To the extent that this amendment is not approved by the shareholders of the Company prior to April 30, 2001, these additional 200,000 shares may only be used for the grant of nonqualified options (whether pursuant to Section 4 or Section 6 of the 1997 Plan).

         II. Section 6 of the 1997 Plan was amended to read in it entirety as follows:

                  "6. GRANT OF INDEPENDENT DIRECTOR OPTIONS. Each Independent Director who is an Independent Director on May 1, 2000 [the effective date of the amendment to the Plan] shall be granted, in addition to the options to purchase shares under the Plan currently outstanding, a stock option under the Plan to purchase 2,500 shares of Common Stock effective on May 1, 2000.

         Each Independent Director, upon his or her initial election to a first term on the Board of Directors, shall, on the date of such initial election, automatically be granted an option to purchase 7,500 shares of Common Stock. In addition, on the date of each annual meeting of shareholders of the Company, beginning with the annual meeting to be held in 2001, each Independent Director shall automatically be granted options to purchase 7,500 shares of Common Stock upon the re-election of such Independent Director to the Board by the shareholders of the Company."

                  APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
                      PROXY SOLICITED BY BOARD OF DIRECTORS
                       For Annual Meeting of Shareholders
                                 April 26, 2001
                                    3:30 p.m.

                  APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
                              7400 Excelsior Blvd.
                              Minneapolis, MN 55426






--------------------------------------------------------------------------------

APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
7400 EXCELSIOR BLVD., MINNEAPOLIS, MN 55426                                PROXY
--------------------------------------------------------------------------------

      The undersigned, revoking all prior proxies, hereby appoints Edward R. Cameron and Denis E. Grande, or either of them, as Proxy or Proxies, with full power of substitution and revocation, to vote all shares of stock of Appliance Recycling Centers of America, Inc. standing of record in the name of the undersigned at the close of business on March 16, 2001 at the Annual Meeting of Shareholders to be held on April 26, 2001, or at any adjournment or postponement of the meeting.

         The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders of Appliance Recycling Centers of America, Inc. and the proxy statement dated March 23, 2001 furnished with the Notice.




                      SEE REVERSE FOR VOTING INSTRUCTIONS.

VOTE BY MAIL

Please mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Appliance Recycling Centers of America, Inc., c/o Shareowner Services(TM), P.O. Box 64873, St. Paul, MN 55164-0873.







       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

1.  Election of the following   01 Edward R. Cameron     04 Marvin Goldstein   |_| Vote FOR      |_| Vote WITHHELD
    nominees as directors:      02 George B. Bonniwell   05 Harry W. Spell         all nominees      from all nominees
                                03 Duane S. Carlson

                                                                                ______________________________________
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,        |                                      |
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)       |______________________________________|

2.  Approval and adoption of the Amendment to the 1997 Stock
    Option Plan.                                                               |_| For    |_| Against    |_| Abstain

3.  Ratification of appointment of McGladrey & Pullen, LLP as independent
    auditors for fiscal year ending December 29, 2001.                         |_| For    |_| Against    |_| Abstain

In their discretion the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR ON PROPOSAL 1 AND FOR
PROPOSALS 2 AND 3.

Address Change? Mark Box |_|   Indicate changes below:

                                                                                ______________________________________
                                                                               |                                      |
                                                                               |______________________________________|
                                                                               Signature(s) in Box
                                                                               Please sign your name exactly as it
                                                                               appears at left. In the case of shares
                                                                               owned in joint tenancy or as tenants in
                                                                               common, all should sign. Fiduciaries
                                                                               should indicate their title and
                                                                               authority.


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